                                                                                EXHIBIT 31.1
                                       CERTIFICATION
I, Thomas S. Smith, certify that:

1.    I have reviewed this report on Form 10-QSB/A of Cognigen Networks, Inc.;

2.    Based on my  knowledge,  this  report  does not  contain  any  untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.    Based on my  knowledge,  the financial  statements,  and other  financial  information included  in this  report,  fairly  present in all  material  respects  the  financial condition,  results of operations and cash flows of the small  business  issuer as of, and for, the periods presented in this report;

4.    The small business  issuer's other  certifying  officer(s) and I are  responsible  for establishing  and  maintaining  disclosure  controls  and  procedures  (as  defined in
      Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

      (a)Designed  such  disclosure  controls  and  procedures,  or caused  such  disclosure controls  and  procedures  to be  designed  under our  supervision,  to ensure that
         material  information  relating  to  the  small  business  issuer,   including  its
         consolidated  subsidiaries,  is made known to us by others  within those  entities, particularly during the period in which this report is being prepared;

      (b)Omitted

      (c)   Evaluated the effectiveness of the small business issuer's  disclosure  controls
         and   procedures   and  presented  in  this  report  our   conclusions   about  the
         effectiveness  of the  disclosure  controls  and  procedures,  as of the end of the period covered by this report based on such evaluation; and

      (d)Disclosed  in this  report  any  change in the  small  business  issuer's  internal control over financial  reporting that occurred during the small business  issuer's most recent fiscal  quarter (the small business  issuer's  fourth fiscal quarter in the case of an  annual  report)  that has  materially  affected,  or is  reasonably likely to materially  affect,  the small business  issuer's  internal  control over financial reporting; and

5.    The small business  issuer's other certifying  officer(s) and I have disclosed,  based on our most recent  evaluation of internal  control over financial  reporting,  to the small  business  issuer's  auditors  and the audit  committee  of the  small  business issuer's board of directors (or persons performing the equivalent functions):

      (a)All significant  deficiencies  in the material  weakness in the design or operation of  internal  control  over  financial  reporting  which are  reasonably  likely to adversely affect the small business issuer's ability to record, process,  summarize and report financial information; and

      (b)Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the small business  issuer's  internal controls over financial reporting.

Date: November 12, 2004        /s/ Thomas S. Smith
                              -------------------
                              Thomas S. Smith
                              Title: Chief Executive Officer